INVESTOR PRESENTATION

September 2020

Forward-looking Statements

This presentation contains certain forward-looking statements that are made pursuant to the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements concern the Company's operations, economic performance and financial condition and are based largely on the Company's beliefs and expectations. These statements can be identified by forward-looking words such as "may," "might," "could," "would," "should," "will," "anticipate," "believe," "plan," "estimate," "project," "expect," "intend," "seek," "are encouraged," "positioned," "poised" and other similar expressions. These statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors and risks, some of which have been, and may further be, exacerbated by the COVID-19 pandemic, include, among others, the following: changes or advances in technology; the success of the Company's land mobile radio product line; successful introduction of new products and technologies, including the Company's ability to successfully develop and sell its anticipated new multiband product and other related products in the planned new BKR Series product line; competition in the land mobile radio industry; general economic and business conditions, including federal, state and local government budget deficits and spending limitations, any impact from a prolonged shutdown of the U.S. Government, and the ongoing effects of the COVID-19 pandemic; the availability, terms and deployment of capital; reliance on contract manufacturers and suppliers; risks associated with fixed-price contracts; heavy reliance on sales to agencies of the U.S. Government and the Company's ability to comply with the requirements of contracts, laws and regulations related to such sales; allocations by government agencies among multiple approved suppliers under existing agreements; the Company's ability to comply with U.S. tax laws and utilize deferred tax assets; the Company's ability to attract and retain executive officers, skilled workers and key personnel; the Company's ability to manage its growth; the Company's ability to identify potential candidates for, and consummate, acquisition, disposition or investment transactions, and risks incumbent to being a noncontrolling interest stockholder in a corporation; the impact of the COVID-19 pandemic on the companies in which the Company holds investments; impact of the Company's capital allocation strategy; risks related to maintaining the Company's brand and reputation; impact of government regulation; rising health care costs; the Company's business with manufacturers located in other countries, including changes in the U.S. Government and foreign governments' trade and tariff policies, as well as any further impact resulting from the COVID-19 pandemic; the Company's inventory and debt levels; protection of the Company's intellectual property rights; fluctuation in the Company's operating results and stock price; acts of war or terrorism, natural disasters and other catastrophic events, such as the COVID-19 pandemic; any infringement claims; data security breaches, cyber-attacks and other factors impacting the Company's technology systems; availability of adequate insurance coverage; maintenance of the Company's NYSE American listing; risks related to being a holding company; and the effect on the Company's stock price and ability to raise equity capital of future sales of shares of the Company's common stock. Certain of these factors and risks, as well as other risks and uncertainties, are stated in more detail in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, its Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 and in the Company's subsequent filings with the SEC. These forward-looking statements are made as of the date of this presentation, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

Use of Non-GAAP Measures

This presentation includes certain supplemental financial measures, including EBITDA, Adjusted EBITDA, and EBITDA margin, that are neither required by nor presented in accordance with United States generally accepted accounting principles ("GAAP"). In addition to adjusting net income (loss) to exclude interest, taxes, depreciation and amortization, Adjusted EBITDA also excludes sales group commissions, gains (losses) on investments, charges relating to the Company's name change and holding company reorganization, inventory write offs, warranty issues, severance, litigation settlements, costs related to external engineering resources, and certain labor and fringe benefit expenses that the Company believes to be infrequent and not indicative of the Company's operating performance. EBITDA margin is defined as EBITDA divided by net revenue.

EBITDA, Adjusted EBITDA and EBITDA margin are not measures of performance defined in accordance with GAAP. However, Adjusted EBITDA is used internally in planning and evaluating the Company's operating performance. Accordingly, management believes that disclosure of these metrics offers investors, bankers and other stakeholders an additional view of the Company's operations that, when coupled with the GAAP results, provides a more complete understanding of the Company's financial results. EBITDA, Adjusted EBITDA and EBITDA margin should not be considered as an alternative to net loss or to net cash used in operating activities as measures of operating results or liquidity. The Company's calculation of EBITDA, Adjusted EBITDA and EBITDA margin may not be comparable to similarly titled measures used by other companies, and the measures exclude financial information that some may consider important in evaluating the Company's performance. In addition, these measures have limitations as analytical tools and should be considered only in conjunction with the Company's financial results reported under GAAP, and not in isolation. A reconciliation of GAAP net loss to EBITDA, Adjusted EBITDA and EBITDA margin is included in this presentation.

Highlights

- Revenue growth since 2015 — 50.1%
  - Average trailing 5-year revenue 2011-2015 — $27.9 million
  - Average trailing 5-year revenue 2015-2019 — $41.9 million
- Experienced Executive Team
  - Positioned for Operating Profits and Positive Cash Flow at Present Sales Levels
- New Product Introductions Poised To Fuel Further Revenue Growth
  - BKR 5000 Launched August 2020
  - Multi-Band BKR 9000 Planned for 1st Half 2021
  - Opens New Markets & Customers

Strategy Overview

How do we GROW?

LMR Market Expansion	\$2.3 billion addressable market with moderate growth Significant market share gain opportunity (organic)
Target Vertical Markets	Continue targeting wildland fire, federal Target all EMS, public safety, small and medium size structural fire and law enforcement, and public service
Merger & Acquisition Potential Opportunities	Public safety targets beyond LMR New product & technologies

Large Addressable Market

Total & Addressable Market	
Global Market	$9.0 billion
North American Market	$5.0 billion
North American Radio Market	$2.3 billion
North American Conventional Radio Market	$0.8 billion
North American Trunking Radio Market	$1.5 billion
Markets Addressable by BK	$2.3 billion
BK Revenues (2019)	$40 million
BK Share of Addressable Market	1.7%

Massive LMR Market in U.S.

US LMR market size by vertical and funding source

$M of Sales, USA, 2019



Addressable
Market
$2.3B
$738M
$538M
$407M
$238M
$191M
$64M
$62M
$62M
$19M
$18M
$14M
Structural Fire
Police
EMS
Military
Other
Commercial
Oil/Gas
Other
Public Service
Wildland
Fire
Hospitality
School
Federal
State/Local
Commercial

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New Product Development

- BKR Series
  - Completely redesigned to compete against market leader
    - Performance; Features; Durability; Size; Cost
- Designed In-House; Potential BK IP & Patent Opportunities
- BKR 5000 Manufacturing Commenced August 2020
- BKR 9000 Multiband – Planned 1st Half 2021
  - Expected increases in addressable market
- Substantial Development Time and Cost Savings
  - New BK Team — senior & experienced in LMR with market leader
  - Replace external contract resources

Engineering Spending



$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
K$
$3,600
$4,100
$5,000
$7,800
$9,800
$6,900
2015
2016
2017
2018
2019
2020 Run Rate

BKR 5000 Portable – Launched August 2020


BKR 5000
BK
BKR 5000
BK


BKR 5000

- Ruggedized Design
- Top Display
- MIL SPEC 810G & IP68
- DES & AES FIPS140-2 Encryption
- Smart Battery Technology
- GPS
- Bluetooth
- Authentication
- Noise Cancellation
- Gorilla Glass Display

BKR 9000 Multi-Band Portable - 2021


BKR 9000
BKR 9000
BK
BK


BKR 9000
BKR 9000

- Multi-Band
- Ruggedized Design
- Enlarged Top Display
- Dual-Mic Noise Cancellation
- MIL SPEC 810G & IP68
- DES & AES FIPS140-2, and level 3 Encryption
- WiFi
- Smart Battery Technology
- Authentication
- Bluetooth
- GPS

Operating Trends

- Expense & labor reductions lowered the profitability threshold
- Lower cost structure generates operating income & positive cash flow at ~$3M in monthly sales



Avg Monthly Revenue and Op. Income (Loss)*
$5,000
$4,000
$3,000
K$ $2,000
$1,000
$-
$(1,000)
$2,476
$119
$4,224
$357
$3,283
$(419)
$4,115
$202
$3,342
$(365)
$3,234
$96
2015
2016
2017
2018
2019
June 2020
Avg Monthly Revenue
Avg Monthly Operating Income (Loss)
* Yearly amounts divided by 12



Gross Profit Margins
50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
41.3%
33.7%
24.2%
40.5%
39.0%
43.6%
2015
2016
2017
2018
2019
Q2-2020

- Q2 2020 GM% Best in >5 Years
- Reduced Mfg. Cost Structure
- New BKR Series – Higher Anticipated ASP's & GM%

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Financial Strength & Liquidity



Cash and Accounts Receivable
K$
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$8,791
$14,358
$12,671
$16,989
$8,640
$10,522
2015
2016
2017
2018
2019
2020



Cumulative Operating Cash Flows
K$
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$7,785
$5,499
$10,787
$8,301
$11,898
2016
2017
2018
2019
2020



Inventory
K$
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$16,282
$13,999
$14,358
$11,466
$13,513
$9,527
2015
2016
2017
2018
2019
2020

- Generated Cash In Excess of $2M During 1st Half of 2020
- Fast Cash Conversion - DSO Sub-35 Days; No Material Collection Issues
- Inventory Decreased $4M (30%) During 1st Half of 2020

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EBITDA: 2015–2020

(Amounts in Thousands Other Than Per Share Amounts; Amounts in Dollars Other Than Shares & Percentages)

	2015	2016	2017	2018	2019	2020 1H
Net Sales	**29,722**	**50,689**	**39,395**	**49,380**	**40,100**	**20,826**
Net Income (Loss)	1,041	2,689	(3,626)	(195)	(2,636)	(1,494)
Add:						
Interest	(1)	(9)	(46)	(102)	(150)	(3)
Taxes	345	1,583	(1,159)	(277)	(987)	28
Depreciation	530	748	811	876	1,217	661
Amortization:						
DVSI	47	36	30	36	36	12
Software	383	194	124	67	48	40
EBITDA*	**2,345**	**5,241**	**(3,866)**	**405**	**(2,472)**	**(756)**
EBITDA Margin %	7.9%	10.3%	(9.8%)	0.8%	(6.2%)	(3.6%)

Adjustments to EBITDA

	2015	2016	2017	2018	2019	2020 1H
EBITDA	**2,345**	**5,241**	**(3,866)**	**405**	**(2,472)**	**(756)**
Add:						
Sales Group Commissions				301		
(Gain) Loss on Iteris			(1,833)	849		
(Gain)/Loss on 1347 PIH				1,822	(716)	507
Name Change/Holdco Reorg				120	122	79
Inventory Writeoffs			3,315			
Warranty Issues (AHS; TSA)			1,826			
Restructuring Severance			448			389
TSG Lawsuit & Settlement			1,866			
External Eng. Resources			856	2,870	4,469	1,659
Labor & Fringes						788
Total Adjustments			6,478	5,962	3,875	3,422
ADJUSTED EBITDA	**2,345**	**5,241**	**2,612**	**6,367**	**1,403**	**2,666**

Note
EBITDA, Adjusted EBITDA and EBITDA Margin are not GAAP financial measures. See slide 3 for a description of their calculation & management's use of non-GAAP measures.

APPENDIX

Statement of Operations: 2015–2020

(Amounts in Thousands Other Than EPS; Amounts in Dollars Other Than Shares Fully Diluted)

	2015	*2016	2017	2018	2019	2020 1H
Revenue	29,722	50,689	39,395	49,380	40,100	20,826
C.O.S.	17,440	33,612	29,845	29,403	24,449	12,603
Margin - $	12,282	17,077	9,550	19,977	15,651	8,223
Margin - %	41.3%	33.7%	24.2%	40.5%	39.0%	39.5%
S&M	3,628	4,165	4,518	4,229	4,601	2,135
Comm	570	1,218	714	1,206	606	330
Eng/R&D	3,613	4,123	5,000	7,768	9,806	4,051
G&A	3,041	3,286	4,345	4,349	5,023	2,591
Tot SG&A	10,852	12,792	14,577	17,552	20,036	9,107
% of Sales	36.5%	25.2%	37.0%	35.5%	50.0%	43.7%
Operating Inc / (Loss)	**1,430**	**4,285**	**(5,027)**	**2,425**	**(4,385)**	**(884)**
Int Inc / (Exp)	1	9	46	102	150	3
Gain (Loss) on Sale of Securities	0	0	1,833	(849)	0	0
Gain (Loss) on Invest. In Securities	0	0	0	(1,822)	716	(506)
Loss on Disposal of PP&E	0	0	(95)	0	0	0
Other Inc / (Exp)	(45)	(22)	(1,542)	(328)	(104)	(79)
Pretax Contin. Inc./(Loss)	**1,386**	**4,272**	**(4,785)**	**(472)**	**(3,623)**	**(1,466)**
Inc. Tax (Expense) Benefit	(345)	(1,583)	1,159	277	987	(28)
Net Income/(Loss)	**1,041**	**2,689**	**(3,626)**	**(195)**	**(2,636)**	**(1,494)**
EPS Diluted	**$ 0.08**	**$ 0.19**	**$(0.27)**	**$(0.01)**	**$(0.21)**	**$ (0.12)**
Shares Fully Diluted	13,848	13,823	13,625	13,464	12,705	12,525

*2016 Includes $13.9M in Sales and $12.1M in C.O.S. Related To TSA Contract

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Balance Sheet: 2015–2020

(Amounts in Thousands $)

	2015	2016	2017	2018	2019	2020 1H
Current Assets						
Cash & Equiv.	4,669	10,910	7,147	11,268	4,676	6,939
Securities	0	0	9,184	0	0	0
Accts. Rec., Net	4,122	3,448	5,524	5,721	3,964	3,583
Inventories, Net	16,282	13,999	14,358	11,466	13,513	9,527
Deferred Tax Assets	0	0	0	0	0	0
Prepaids & Other	3,081	1,410	772	2,401	1,733	1,408
Total Current Assets	**28,154**	**29,767**	**36,985**	**30,856**	**23,886**	**21,457**
PP&E, Net	1,840	2,486	2,201	2,729	3,964	3,828
Securities	3,402	6,472	0	1,919	2,635	2,129
Sftwr	370	176	0	0	0	0
Deferred Tax Assets	5,461	3,418	3,317	3,495	4,373	4,344
ROU	0	0	0	0	2,885	2,709
Other Assets	222	225	298	192	197	143
Total Assets	**39,449**	**42,544**	**42,801**	**39,191**	**37,940**	**34,610**

	2015	2016	2017	2018	2019	2020 1H
Current Liabilities						
Revolving Line of Credit	0	0	0	0	0	0
Accounts Payable	2,285	1,973	5,971	5,595	5,310	4,472
Acc'd Comp. & Taxes	1,136	2,193	1,364	2,014	1,271	940
Dividends Payable	0	1,235	273	256	252	250
Acc'd Warranty	538	650	1,389	1,546	1,248	911
Deferred Revenue	136	142	157	180	369	556
ST Lease	0	0	0	0	369	417
Note Payable - Current	0	0	0	0	78	80
Acc'd Exp. & Other	168	169	1,159	292	479	385
Total Current Liabilities	**4,263**	**6,362**	**10,313**	**9,883**	**9,376**	**8,011**
Long-Term Liabilities						
Deferred Revenue	366	408	481	1,596	2,354	2,724
LT Lease	0	0	0	0	2,606	2,426
Note Payable	0	0	0	0	328	289
Total Long-Term Liabilities	**366**	**408**	**481**	**1,596**	**5,288**	**5,439**
Stockholders' Equity						
Common Stock	8,238	8,253	8,307	8,330	8,357	8,366
Add'l Paid-In Capital	24,926	25,382	25,642	25,867	26,095	26,235
Accum. Other Comprehensive Income	397	2,061	4,318	0	0	0
Treasury Stock	0	(162)	(810)	(4,092)	(5,133)	(5,402)
Ret. Earn. (Accum. Deficit)	1,259	240	(5,450)	(2,393)	(6,043)	(8,039)
Total Stockholders' Equity	34,820	35,774	32,007	27,712	23,276	21,160
Total Liab. & Equity	**39,449**	**42,544**	**42,801**	**39,191**	**37,940**	**34,610**

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